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                                                                    EXHIBIT 21.1





Tiffany & Co. Report on Form 10-K FY 1993

                                                                    Exhibit 21.1

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                                        TIFFANY & CO.
                                         (Delaware)
                                         Registrant
                                        (13-3228013)



                TIFFANY & CO.                                  TIFFANY AND COMPANY
                INTERNATIONAL
                 (Delaware)                                        (New York)
                (06-1121421)                                      (13-1387680)

   TIFFANY & CO.            TIFFANY & CO.              TIFFANY & CO.               TIFFANY & CO.
 (TORONTO) LIMITED           JAPAN INC.            (NEW YORK) PTY. LTD.              ICT, INC.
     (Canada)                (Delaware)                (Australia)                  (Delaware)


   TIFFANY & CO.           TIFFANY-FARAONE            TIFFCO JEWELRY          SOCIETE FRANCAISE POUR LE
OF NEW YORK LIMITED             S.P.A.             AND CHAIN CRAFTS, INC.        DEVELOPPEMENT DE LA
    (Hong Kong)                (Italy)                  (Delaware)            PORCELAINE D'ART S.A.R.L.
                                                                                     (France)

     TCO JAPAN              TIFFANY & CO.              TIFFANY & CO.               TIFFANY & CO.
        K.K.            OVERSEAS FINANCE B.V.             V.m.b.H.                      K.K.
      (Japan)               (Netherlands)                (Germany)                    (Japan)

   TIFFANY & CO.            TIFFANY & CO.              TIFFANY & CO.                 GLASSWARE
     PTE. LTD.                   A.G.                                             ACQUISITION INC.
    (Singapore)             (Switzerland)             (United Kingdom)            (West Virginia)


   TIFFANY & CO.            TIFFCO HOLDING
 WATCH FACTORY S.A.              A.G.
   (Switzerland)            (Switzerland)

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